Certain statements included in this presentation and the accompanying Helly Hansen Investor Day presentation materials, and certain oral statements made at the Helly Hansen Investor Day, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward- looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation include, but are not limited to: macroeconomic conditions, including uneven or weakening consumer demand, fluctuating foreign currency exchange rates, inflation and global supply chain issues, as well as the ongoing impact of tariffs and uncertainty regarding the outcome of trade negotiations, import/export regulations and tariff policies, continue to adversely impact global economic conditions and have had, and may continue to have, a negative impact on the Company’s business, results of operations, financial condition and cash flows (including future uncertain impacts); the level of consumer demand for apparel; reliance on a small number of large customers; potential difficulty in integrating Helly Hansen and/or in achieving the expected growth, cost savings and/or synergies from the acquisition; potential risks and uncertainties in completing the sale of the Lee business, if at all, and potential risks in segregating and disposing of the Lee business and the Company’s ability to mitigate any stranded costs from the potential disposition; supply chain and shipping disruptions, which could continue to result in shipping delays, an increase in transportation costs and increased product costs or lost sales; intense industry competition; the ability to accurately forecast demand for products; the Company’s ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the Company’s ability to maintain the images of its brands; disruption and volatility in the global capital and credit markets and its impact on the Company’s ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company’s business relating to its debt obligations; increasing pressure on margins; e- commerce operations through the Company’s direct-to-consumer business; the financial difficulty experienced by the retail industry; possible goodwill and other asset impairment; the ability to implement the Company’s business strategy; the stability of manufacturing facilities and foreign suppliers; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products, including as a result of tariffs and reciprocal tariffs; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; seasonality; unseasonal or severe weather conditions; potential challenges with the Company’s implementation of Project Jeanius; the Company’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss or maintain operational performance; ability to properly collect, use, manage and secure consumer and employee data; legal, regulatory, political and economic risks; the impact of climate change and related legislative and regulatory responses; stakeholder response to sustainability issues, including those related to climate change; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; continuity of members of management; labor relations; the ability to protect trademarks and other intellectual property rights; the ability of the Company’s licensees to generate expected sales and maintain the value of the Company’s brands; volatility in the price and trading volume of the Company’s common stock; anti-takeover provisions in the Company’s organizational documents; market conditions, timing and ability to institute an appropriate Accelerated Share Repurchase program; and general fluctuations in the amount and frequency of our share repurchases. Many of the foregoing risks and uncertainties will be exacerbated by any worsening of the global business and economic environment. More information on potential factors that could affect the Company’s financial results are described in detail in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and in other reports and statements that the Company files with the SEC.

Source: Helly Hansen consumer research, July 2026

Source: Outdoor Industry Association

Note: Based upon total FY25 pro-forma revenue, excluding Musto; U.S. revenues for other leading Outdoor brands from public filings; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Note: U.S. eCommerce revenue from January 2024 to August 2024 vs. January 2026 to August 2026

High Low

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

1. Includes Fundamentals, Rainwear, Base Layers, FR Multi-Norm, Winter Tech, and Accessories Note: Based upon total FY25 pro-forma revenue, excluding Musto

T E C H N IC A L P E R F O R M A N C E

Note: Chart is illustrative, not drawn to scale.

1. FY25 operating margin for the period May 31, 2025 through January 3, 2026 is on an adjusted basis; See Appendix – Supplemental Financial Information for reconciliation of adjusted financial measures.

Twelve Months Ended December (Dollars in thousands) 2025 2019 Net revenues - as reported under GAAP $ 3,152,456 $ 2,548,839 Business model changes (a) — (25,805) Adjusted net revenues $ 3,152,456 $ 2,523,034 Cost of goods sold - as reported under GAAP $ 1,729,067 $ 1,544,465 Restructuring, separation and transformation costs (b) (46,341) (24,191) Business model changes (a) — (24,194) Other adjustments (c) — (1,804) Adjusted cost of goods sold $ 1,682,726 $ 1,494,276 Gross margin - as reported under GAAP $ 1,423,389 $ 1,004,374 Restructuring, separation and transformation costs (b) 46,341 24,191 Business model changes (a) — (1,611) Other adjustments (c) — 1,804 Adjusted gross margin $ 1,469,730 $ 1,028,758 As a percentage of total net revenues 46.6% 40.8%

Twelve Months Ended December (Dollars in thousands), unaudited 2025 2019 Selling, general and administrative expenses - as reported under GAAP $ 1,086,581 $ 803,448 Restructuring, separation and transformation costs (b) (34,258) (58,912) Business model changes (a) — (6,134) Other adjustments (c) — (19,541) Acquisition and integration-related costs (d) (50,834) — Adjusted selling, general and administrative expenses $ 1,001,489 $ 718,861 Operating income - as reported under GAAP $ 336,808 $ 200,926 Restructuring, separation and transformation costs (b) 80,599 83,103 Business model changes (a) — 4,523 Other adjustments (c) — 21,345 Acquisition and integration-related costs (d) 50,834 — Adjusted operating income $ 468,241 $ 309,897 As a percentage of total net revenues 14.9% 12.3%

(Dollars in thousands, except per share amounts) Helly Hansen Trailing Twelve Months Ended June 2026 Net revenues - as reported under GAAP $ 705,333 Cost of goods sold - as reported under GAAP $ 343,727 U.S. Customs 2025 tariffs (e) (1,360) Adjusted cost of goods sold $ 345,087 Gross margin - as reported under GAAP $ 361,606 U.S. Customs 2025 tariffs (e) 1,360 Adjusted gross margin $ 360,246 As a percentage of total net revenues 51.1 % Selling, general and administrative expenses - as reported under GAAP $ 298,998 Acquisition and integration-related costs (d) (7,252) Adjusted selling, general and administrative expenses $ 291,746 Operating income - as reported under GAAP $ 62,608 U.S. Customs 2025 tariffs (e) (1,360) Acquisition and integration-related costs (d) 7,252 Adjusted operating income $ 68,500 As a percentage of total net revenues 9.7 % Diluted earnings per share - as reported under GAAP $ 0.55 U.S. Customs 2025 tariffs (e) (0.02) Acquisition and integration-related costs (d) 0.10 Adjusted diluted earnings per share $ 0.63

Helly Hansen Seven Months (Dollars in thousands) Ended January 3, 2026 Net revenues - as reported under GAAP $ 459,716 Cost of goods sold - as reported under GAAP $ 241,512 Gross margin - as reported under GAAP $ 218,204 As a percentage of total net revenues 47.5 % Selling, general and administrative expenses - as reported under GAAP $ 182,588 Acquisition and integration-related costs (d) (7,105) Adjusted selling, general and administrative expenses $ 175,483 Operating income - as reported under GAAP $ 35,616 Acquisition and integration-related costs (d) 7,105 Adjusted operating income $ 42,721 As a percentage of total net revenues 9.3%

(Dollars in thousands) FY25 Helly Hansen net revenues for the seven months ended January 3, 2026 - as reported under GAAP $ 459,716 Helly Hansen net revenues for the five months ended May 31, 2025 215,375 Helly Hansen FY 25 pro-forma net revenues for the twelve months ended January 3, 2026 $ 675,091

Twelve Months Ended (Dollars in thousands) December 2025 December 2019 Numerator Net income $ 227,452 $ 96,654 Plus: Income taxes 71,220 38,540 Plus: Interest income (expense), net 54,863 31,856 Less: Interest income from former parent, net — (3,762) EBIT $ 353,535 $ 163,288 Plus: Restructuring, separation and transformation costs (b) 80,599 83,103 Plus: Acquisition and integration-related costs (d) 26,718 — Plus: Business model changes (a) — 4,380 Plus: Non-cash impairment of intangible asset (f) — 32,636 Plus: Operating lease interest (g) 2,564 — Plus: Other adjustments (c) — 26,621 Adjusted EBIT $ 463,416 $ 310,028 Adjusted effective income tax rate 18% 29 % Adjusted net operating profit after taxes $ 379,660 $ 221,648

Twelve Months Ended (Dollars in thousands) December 2025 December 2024 December 2019 December 2018 Denominator Equity $ 564,867 $ 400,055 $ 69,257 $ 1,723,452 Plus: current portion of long-term debt and other borrowings 8,750 — 1,070 3,215 Plus: noncurrent portion of long-term debt 1,134,579 740,315 913,269 — Plus: operating lease liabilities (h) 150,540 50,845 90,135 — Less: cash & cash equivalents (108,442) (334,066) (106,808) (96,776) Invested Capital $ 1,750,294 $ 857,149 $ 966,923 $ 1,629,891 Average Invested Capital (i) $ 1,303,722 $ 1,298,407 Adjusted return on invested capital 29.1% 17.1%

Twelve Months Ended December (Dollars in thousands) 2019 2020 2021 2022 2023 2024 2025 Cumulative Total Cash provided by operating activities - as reported under GAAP $ 777,788 $ 241,970 $ 283,862 $ 83,585 $ 356,549 $ 368,230 $ 455,809 $ 2,567,793 Amount due from former parent 548,301 — — — — — — 548,301 Property, plant & equipment expenditures (22,679) (18,182) (10,551) (18,375) (27,366) (18,788) (21,047) (136,988) Capitalized computer software (14,807) (44,207) (26,322) (10,022) (10,018) (3,334) (4,111) (112,821) Free Cash Flow $ 192,001 $ 179,581 $ 246,989 $ 55,188 $ 319,165 $ 346,108 $ 430,651 $ 1,769,683


Exhibit 99.2
HELLY HANSEN
INVESTOR DAY
September 2, 2026
KONTOOR

Safe harbor statement

Certain statements included in this presentation and the accompanying Helly Hansen Investor Day presentation materials, and certain oral statements made at the Helly Hansen Investor Day, are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as "will," "anticipate," "estimate," "expect," "should," "may" and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation include, but are not limited to: macroeconomic conditions, including uneven or weakening consumer demand, fluctuating foreign currency exchange rates, inflation and global supply chain issues, as well as the ongoing impact of tariffs and uncertainty regarding the outcome of trade negotiations, import/export regulations and tariff policies, continue to adversely impact global economic conditions and have had, and may continue to have, a negative impact on the Company's business, results of operations, financial condition and cash flows (including future uncertain impacts); the level of consumer demand for apparel; reliance on a small number of large customers; potential difficulty in integrating Helly Hansen and/or in achieving the expected growth, cost savings and/or synergies from the acquisition; potential risks and uncertainties in completing the sale of the Lee business, if at all, and potential risks in segregating and disposing of the Lee business and the Company's ability to mitigate any stranded costs from the potential disposition; supply chain and shipping disruptions, which could continue to result in shipping delays, an increase in transportation costs and increased product costs or lost sales; intense industry competition; the ability to accurately forecast demand for products; the Company's ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the Company's ability to maintain the images of its brands; disruption and volatility in the global capital and credit markets and its impact on the Company's ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company's business relating to its debt obligations; increasing pressure on margins; e-commerce operations through the Company's direct-to-consumer business; the financial difficulty experienced by the retail industry; possible goodwill and other asset impairment; the ability to implement the Company's business strategy; the stability of manufacturing facilities and foreign suppliers; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products, including as a result of tariffs and reciprocal tariffs; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; seasonality; unseasonal or severe weather conditions; potential challenges with the Company's implementation of Project Jeanius; the Company's and its vendors' ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss or maintain operational performance; ability to properly collect, use, manage and secure consumer and employee data; legal, regulatory, political and economic risks; the impact of climate change and related legislative and regulatory responses; stakeholder response to sustainability issues, including those related to climate change; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; continuity of members of management; labor relations; the ability to protect trademarks and other intellectual property rights; the ability of the Company's licensees to generate expected sales and maintain the value of the Company's brands; volatility in the price and trading volume of the Company's common stock; anti-takeover provisions in the Company's organizational documents; market conditions, timing and ability to institute an appropriate Accelerated Share Repurchase program; and general fluctuations in the amount and frequency of our share repurchases. Many of the foregoing risks and uncertainties will be exacerbated by any worsening of the global business and economic environment.

More information on potential factors that could affect the Company's financial results are described in detail in the Company's most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and in other reports and statements that the Company files with the SEC.

Today's Agenda

KONTOOR'S NEXT GROWTH HORIZON Joe Alkire | President & Chief Financial Officer

INTRODUCTION TO HELLY HANSEN Børre Hegbom | Global Head of Helly Hansen

WINNING IN TECHNICAL OUTDOOR Tor Jenssen | Chief Product & Merchandising Officer, Helly Hansen

LEADING WITH THE CONSUMER Erinn Murphy | Global Head of Finance & Operations, Helly Hansen

BREAK

SUPERCHARGING GROWTH Børre Hegbom | Global Head of Helly Hansen

POWERING WORKWEAR Patrik Falkenby | Global Head of Helly Hansen Workwear

HELLY HANSEN'S GROWTH MODEL Mike Karapetian | Global Brand & Operations, Finance

Q & A



TEAM



Scott Baxter
Chairman &
Chief Executive Officer



Joe Alkire
President &
Chief Financial Officer



Børre Hegbom
Global Head of
Helly Hansen



Tor Jenssen
Chief Product & Merchandising
Officer, Helly Hansen



Erinn Murphy
Global Head of Finance &
Operations at Helly Hansen



Patrik Falkenby
Global Head of Helly
Hansen Workwear



Mike Karapetian
Global Brand & Operations,
Finance at Kontoor Brands


HELLY HANSEN
JOE
ALKIRE
PRESIDENT & CHIEF
FINANCIAL OFFICER

Delivered exceptional outcomes since May 2019 spin-off

Kontoor Brands' performance

41% ▸ 47%
Adj. Gross Margin[1]

12% ▸ 15%
Adj. Operating Margin[1]

17% ▸ 29%
Adj. Return on Invested Capital[1]

$1.8B
Cumulative Free Cash Flow[1]

~$1B+
Cumulative Shareholder Returns[2]

15%
Average Annual Total Shareholder Return[3]

HH HELLY HANSEN

Note: See Appendix – Supplemental Financial Information for reconciliation of adjusted financial measures; 1. FY19 – FY25; 2. Cumulative returns, May 2019 – June 2026 YTD; 3. Total Shareholder Return, May 23, 2019 – August 24, 2026

WE HAVE EVOLVED THE KONTOOR PORTFOLIO AND CONTINUE TO STRENGTHEN THE BUSINESS


Wrangler
HH
HELLY HANSEN

Kontoor is accelerating its next horizon of profitable growth



TSR %
Mid-single-digit top-line growth
Profit growth with cash flow optionality
Dividend driven
STABILIZE & OPTIMIZE
OPTIMIZE & INVEST
DRIVE LONG-TERM ACCELERATION
HORIZON 1
HORIZON 2
GROWTH ACCELERATION
TIME
TODAY
HELLY HANSEN

Guiding principles to fuel our success

- **Winning culture**
- **Focus on large, addressable markets**
- **Power of a multi-brand platform**
- **Growth-oriented organization**
- **Disciplined capital stewardship**
- **Talent leadership and development**
- **Transparency, integrity, and trust**





KONTOOR'S NORTH STAR

Our **iconic brands** are woven together by a deep authority in the **denim, outdoor,** and **workwear** categories. We **empower consumers** to pursue their passions with confidence and authenticity through **innovative design, exceptional products,** and **compelling performance**.



We have a clear focus on three large, attractive categories

OUTDOOR | **WORKWEAR** | **DENIM**

Market Size
(2025, $USD)



~$300B
~$63B
~$85B
~$39B
~$100B
~$68B

■ TAM
□ SAM

	OUTDOOR	WORKWEAR	DENIM
TAM	Global Outdoor & Performance	Global Workwear	Global Denim
SAM	Premium Outdoor	North American & European Workwear	Men's & Women's value & core
TAM CAGR (2025-2030)	~5%	~6%	~4%

Source: Global Outdoor & Performance Markets, Euromonitor (as of June 2026); Workwear Market Research, July 2026; Global Men's & Women's Jeans, Euromonitor (as of June 2026)

Anchored by two iconic brands with distinct roles

OUTDOOR | **WORKWEAR** | **DENIM**


HH
HELLY HANSEN
GROWTH ENGINE
Wrangler
BALANCED GROWER



Kontoor brings deep expertise and platform capabilities to drive profitable growth

KONTOOR™

- Winning culture & talent
- Multi-brand operating platform
- Global supply chain expertise at scale
- Enterprise technology capabilities
- Advantaged tax platform

HELLY HANSEN


Helly Hansen's 2030 growth strategy
Supercharge the U.S.
Win in
PREMIUM
OUTDOOR
Power
WORKWEAR
HELLY HANSEN

2030 growth plan



$1.1B+
Revenue

Mid-High 50s
Gross Margin %

Mid-Teens
Operating Margin %

$500M+
Cumulative cash flow from operations

HH
HELLY HANSEN


HH HELLY HANSEN
BØRRE
HEGBOM
GLOBAL HEAD OF HELLY HANSEN

150 years of heritage

From our home in Norway, Helly Hansen has been making professional grade gear to help people stay and feel alive for nearly 150 years


SVOLVÆR

HELLY HANSEN


Few brands have such a long, storied history
1854
HELLY HANSEN
1877
carhartt
1889
1912
L.L.Bean
Columbia
1938
1947
Wrangler
adidas
1949
1952
Timberland
NIKE
1964
1966
THE NORTH FACE
patagonia
1973
1989
ARC'TERYX
2026
HELLY HANSEN
Source: Company websites


OUR MISSION
WE MAKE PROFESSIONAL GRADE GEAR TO HELP PEOPLE STAY ALIVE AND FEEL ALIVE
HELLY HANSEN

150 years of innovation

1877
Debut of Helly Hansen's first waterproof jacket

1924
Linox

1949
Helox

1961
Fiber Pile

1970
LIFA®

1984
Helly Tech®

1986
3-Layer

1990
Prowool

2004
Footwear

2012
H2Flow™

2018
LIFALOFT™

2020
Lifa Infinity™ &
Lifa Infinity Pro™

2024
HH Connect™

2026
Njord

2027
Pro Vis H20


WET

HH HELLY HANSEN


BUILT FOR THE TOUGHEST CONDITIONS
HH
HELLY HANSEN


TRUSTED BY
PROFESSIONALS
SINCE 1877
HH
HELLY HANSEN



CULTURE

Passionate

Open

Honest

Results-oriented

Helly Hansen's business profile

$675M
FY25 revenue

>2x
revenue since 2016

25%
direct-to-consumer

~1,300
Helly Hansen employees

50+
countries served

~115
owned & partner brand stores[1]



1. Excludes stores operated by China JV & Musto
Note: FY25 pro-forma revenue, excluding Musto; See Appendix – Supplemental Financial Information for reconciliation of adjusted financial measures

We have scaled the Helly Hansen brand over multiple owners



Helly Hansen Revenue Growth
USD, FY09 - FY25
+8% CAGR
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Private Equity
Asset Manager
Canadian Retailer
KONTOOR
Synergistic, multi-brand operating platform

Note: Excludes Musto

What is different with Kontoor

Aligned strategic owner with deep industry expertise

Proven U.S. capabilities and relationships

Access to Kontoor's multi-brand platform

Strategic investment to accelerate growth

It is truly a game changer for Helly Hansen





SPORT
75% of FY25 revenue

PREMIUM OUTDOOR BRAND TRUSTED BY PROFESSIONALS

WORKWEAR
25% of FY25 revenue

DELIVERING WORKWEAR FOR THE WORLD'S HARSHEST ENVIRONMENTS

Note: FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures


FROM
Specialist European brand in Ski, Sail, and Workwear
TO
Leading Global Premium, Technical Brand
HELLY HANSEN


Helly Hansen's 2030 growth strategy
Supercharge the U.S.
Win in
PREMIUM
OUTDOOR
Power
WORKWEAR
HELLY HANSEN



TOR
JENSSEN

CHIEF PRODUCT & MERCHANDISING OFFICER, HELLY HANSEN


OUR PURPOSE
WE ENABLE LIFE-ENHANCING
EXPERIENCES BETWEEN PEOPLE
AND THE POWER OF NATURE
HELLY HANSEN


OUR MISSION
WE MAKE PROFESSIONAL GRADE GEAR TO HELP PEOPLE STAY ALIVE AND FEEL ALIVE
HELLY HANSEN



QUALITY

LIVES DEPEND ON IT

Quality drives us, it is never, ever compromised. To keep people safe and comfortable in even the harshest conditions and to keep these products durable, we must apply the very highest standards to everything that we do.
From our products to how we treat our people to the processes and practices we employ. Our standards aim to exceed the expectations of all those we serve.

HELLY HANSEN


RESPONSIBILITY
WE HONOR OUR COMMITMENTS
Our work comes with great responsibilities to others. Whether a teammate, a partner, a professional, a shareholder or the environment, we can be relied on to take these responsibilities seriously, honoring our commitments to the communities we serve at every level.

PASSIONATE

WE CARE ABOUT WHAT WE DO AND HAVE FUN DOING IT

Every one of us cares deeply about what we do, and how we do it. As a group of dedicated, like-minded people united by this shared passion, we live the promise of our brand. We aim to have fun and believe that people are at their best when they enjoy what they do.

This generates a positive energy that in turn drives us forward.


INNOVATION
ALWAYS STRIVING FOR BETTER
We are, and always have been, continuously evolving since 1877.
We challenge ourselves and our partners to find ingenious new ways to create better solutions; better for our professionals, our consumers, our company and the environment.
HH
HELLY HANSEN

CONTINUING OUR LEGACY OF INNOVATION SINCE 1877



INNIXA PACI GALLIA FOVET ARTES
EXPOSITION UNIVERSELLE DE 1878
LE JURY INTERNATIONAL DES RÉCOMPENSES
DÉCERNE
UNE MENTION HONORABLE
à
Monsieur H.-J. HANSEN

150 years of innovation

1877
Debut of Helly Hansen's first waterproof jacket

1924
Linox

1949
Helox

1961
Fiber Pile

1970
LIFA®

1984
Helly Tech®

1986
3-Layer

1990
Prowool

2004
Footwear

2012
H2Flow™

2018
LIFALOFT™

2020
Lifa Infinity™ & Lifa Infinity Pro™

2024
HH Connect™

2026
Njord

2027
Pro Vis H20


HH
LIFA VERSA
a infini
HH
workwear
WET

Helly Hansen's design process is visibly unique


Visibly unique colors
Scandinavian design
Co-created with professionals
HELLY HANSEN

We are continuously recognized for our innovation in Sport ...



GERMAN DESIGN AWARD WINNER 2024
reddot winner 2024
GERMAN DESIGN AWARD WINNER 2024
reddot winner 2024
reddot winner 2024
ISPO AWARD 2024 WINNER
reddot winner 2024
ISPO AWARD 2024 WINNER
GERMAN DESIGN AWARD WINNER 2025
GOOD DESIGN
reddot winner 2025
GERMAN DESIGN AWARD GOLD 2025
GOOD DESIGN
reddot winner 2025
reddot winner 2025 innovative design
reddot winner 2025
reddot winner 2025
reddot winner 2025
GERMAN DESIGN AWARD WINNER 2026
GERMAN DESIGN AWARD WINNER 2026
GOOD DESIGN
GOOD DESIGN

2024 2025 2026

...and Workwear

reddot winner



BIFROST WINTER PARKA



ICU BRZ JACKET



MAGNI EVO CONSTRUCTION PANT



BIFROST WNTR TALL BOA S7S HT



MAGNI EVO WINTER JACKET



NJORD COAST SHELL JACKET

HH HELLY HANSEN

Professionals are the cornerstone of our innovation engine



Professional Communities
Consumer Insights
Strategic Suppliers
HH
HH workwear
INNOVATION ENGINE
HELLY HANSEN


SPORT
HELLY HANSEN


WORKWEAR
HELLY HANSEN


SPORT
PRO SERVICES
WORKWEAR
HELLY HANSEN

NORWEGIAN SKI FEDERATION


AFTERSKI
PIZZERIA
telenor
HH
HELLY HANSEN

SKI RESORTS


HH
HH
HELLY HANSEN

THE OCEAN RACE


THE OCEAN RACE
GUYOT
TEAM
EUROPE
archwey
HIRUMET
GUYOT

SEARCH & RESCUE


HELLY HANSEN


TRUSTED BY
PROFESSIONALS
HELLY HANSEN

HELLY TECH®

WATERPROOF. BREATHABLE. WINDPROOF.

HELLY TECH® is the waterproof and breathable outer layer between you and the elements. Its unique membrane will keep water molecules out, while allowing sweat vapor to pass through – keeping you dry from the outside and comfortable on the inside.

HELLY TECH® is split into 3 subcategories, based on the fabric's waterproofness and breathability properties:

HELLY TECH® PROFESSIONAL

Extremely waterproof and breathable designs and constructions. For highly aerobic, extremely wet or unusually long-lasting activities in extremely harsh conditions.

HELLY TECH® PERFORMANCE

Highly waterproof and extra breathable sport-specific designs and constructions. For a wide range of high-performance outdoor activities during highly challenging, changing and unpredictable weather conditions.

HELLY TECH® PROTECTION

Fully waterproof, windproof, and breathable fabrics and constructions. For all situations and weather conditions where protection from the elements is needed.



LIFA®

WARM. DRY. COMFORTABLE.

LIFA® moves moisture away from the skin, allowing you to stay warm, dry and comfortable. The fabric is based on a yarn technology that has been tested and developed with the help of professionals making their living in some of the world's harshest environments.

HH LIFA®

An ultra-lightweight base layer fabric that works perfectly in the autumn and winter. HH LIFA® delivers light insulation and moisture management through its 100% single-layer LIFA® fibers. The LIFA® technology works best when layered under another garment, as the more garments you wear, the further the sweat and moisture will be transported out of the fabric and away from your skin.

HH LIFA® MERINO

A unique 2-in-1 base layer that combines lightweight LIFA® fibers next to skin and an extremely soft merino wool exterior. The LIFA® fabric moves moisture away from skin while the merino wool exterior is excellent at insulating and maintaining warmth. This is Helly Hansen's warmest base layer and is recommended for any type of outdoor activity in the winter.

HH LIFA® ACTIVE

Helly Hansen's best moisture-management base layer that is great for light insulation all year round. Made from a lightweight, two-layer fabric that is excellent in moving moisture away from the skin; it enables the user to feel warm and comfortable. HH LIFA® Active can be worn as a single layer or can be layered under another garment.

HH HELLY HANSEN


Continuously innovate to scale technologies to more products
LIGHTWEIGHT INSULATION
LIFALOFT™
LIGHTWEIGHT WARMTH
LIFA® MERINO
TEMPERATURE CONTROL
LIFA®
MOISTURE MANAGEMENT
LIFA® ACTIVE
RAIN PROTECTION
LIFA INFINITY™
SUN PROTECTION
LIFA® ACTIVE SOLEN
HH HELLY HANSEN

Today, we play in multiple technical categories


SAIL
WINTERSPORTS
TECHNICAL
OUTDOOR
WORKWEAR
HELLY HANSEN

Category expansion playbook driven by focused franchises

	ESTABLISHED CATEGORY LEADERSHIP	FOCUSED EXPANSION
	Sail	**Technical Outdoor**
PROFESSIONALS	Sailing teams; Coast guard; Ocean racing	Mountain Search & Rescue; Mountain guides
PINNACLE	ÆGIR	ODIN
FRANCHISE	**CREW**	**VERGLAS**





HELLY HANSEN

Strategic levers to drive growth

SCALE LEADERSHIP IN CORE CATEGORIES[1]

FY25 – FY28 contribution	70%
FY28 – FY30 contribution	40%

EXPAND TECHNICAL OUTDOOR

FY25 – FY28 contribution	30%
FY28 – FY30 contribution	60%

ADVANCE INNOVATION

1. Core categories includes Wintersports and Sail

Note: Based on dollar growth contribution

HELLY HANSEN


Key drivers of success
STRONG BRAND, PRODUCT, AND TECHNOLOGY
PROVEN CATEGORY EXPANSION PLAYBOOK
OPERATING PLATFORM TO FUEL FUTURE GROWTH


HELLY HANSEN
ERINN
MURPHY
GLOBAL HEAD OF FINANCE & OPERATIONS,
HELLY HANSEN


OUTDOOR
WORKWEAR
Total addressable market: ~$300B
Premium Outdoor segment: ~$63B
Total addressable market: ~$85B
North American & European segment: ~$39B
HH HELLY HANSEN
Source: Global Outdoor and Performance Markets, Euromonitor (as of June 2026); Workwear Market Research, July 2026
HH workwear


OUTDOOR

Structural tailwinds in the Premium Outdoor market

Innovation-steeped category that drives premium pricing

Activity-based market with rising levels of participation

Fastest-growing segment of the Outdoor & Performance market, ~6% CAGR by 2030

Extends wearing occasions and share of closet year-round

NEWS RELEASE

Public Interest in National Parks Remains Strong as Visits Top 323 Million in 2025

BUSINESS • RETAIL

THE WALL STREET JOURNAL.

Running, Rock Climbing and Other Sports Are Taking Off in China. Pricey Workout Clothes, Too.

OUTDOOR INDUSTRY ASSOCIATION

Trail running up 6.6% to 17.2 million participants, and up 57% since 2019, making it one of the fastest-growing segments in the outdoors

HH HELLY HANSEN

Source: Global Outdoor and Performance Markets, Euromonitor (as of June 2026)

We attract a highly-engaged, active core consumer

Trust professional endorsements	**~20%** of Helly Hansen consumers **discover the brand through a professional**
Performance driven	Disproportionately care about **technical performance**
Enthusiasts	Helly Hansen consumers **ski on average 16+ days per year**
Active outdoors	**75%+** of Helly Hansen consumers participate in **3+ technical outdoor activities**



Source: Helly Hansen consumer research, July 2026

Helly Hansen U.S. Wintersports consumer profile



Gender	**65%** Male **35%** Female
Age	**73%** are Millennial, Gen Z, or Gen Alpha
Category spend	**$1,500+** spend on Wintersports apparel over 2 years

HELLY HANSEN

Source: Helly Hansen consumer research, July 2026

Helly Hansen leads the pack on the attributes that drive U.S. consumer choice

TOP PURCHASE CRITERIA IN SKI

RATINGS FROM HELLY HANSEN CONSUMERS ON TOP PURCHASE CRITERIA
RELATIVE TO RATINGS OF PURCHASERS OF OTHER LEADING BRANDS



LOWER RATED
HIGHER RATED
TECHNICAL PERFORMANCE
C D B A H/H
TRUSTED BRAND
C B A D H/H
WARMTH
C A D B H/H
WEATHER PROTECTION
C B D H/H A
LEADING OUTDOOR BRANDS
A B
$1-2B REV.
C D
$2-4B REV.

Respondents asked to rate only last purchased brand.
Source: Helly Hansen consumer research, July 2026

Brand awareness in the U.S. has runway to continue to scale

U.S. aided awareness of leading Outdoor brands



30%
42%
74%
84%
87%
A
B
C
D
$1-2B REV.
$2-4B REV.
LEADING OUTDOOR BRANDS

Growth driven by winning more Wintersports consumers

Global Wintersports Population (2025)


140M+
25M+
Global Wintersports Population
U.S. Wintersports Population
HELLY HANSEN TODAY

Our U.S. consumer is also active in the technical outdoors

% of Helly Hansen U.S. Wintersports consumers that participated in other outdoor activities in last 24 months


75%
56%
50%
33%
Hiking
Trail running
Backpacking
Climbing

HH
HELLY HANSEN

Source: Helly Hansen consumer research, July 2026

Opportunity to capture more spend with Technical Outdoor consumers

Estimated annual U.S. participants

Hiking	63M+
Trail running	17M+
Climbing	10M+
Backpacking	9M+



HELLY HANSEN

Source: Outdoor Industry Association


WORKWEAR

Workwear is an attractive, fast-growing category

WORKWEAR

~$85B
Total addressable market

~$39B
North American & European segment

~6%
TAM 2025 – 2030 CAGR



Source: Workwear Market Research, July 2026

Supported by structural, durable consumer tailwinds

Bloomberg

Wealth | Education

Surging College Costs Push Students to Vocational Programs

Enrollment at community colleges rose 2.6% in 2023, outpacing small increases at public and private four-year schools.

THE WALL STREET JOURNAL.

How Gen Z Is Becoming the Toolbelt Generation

More young workers are going into trades as disenchantment with the college track continues, and rising pay and new technologies shine up plumbing and electrical jobs

Daily Labor Report

Safety Agencies Show No Signs of Relaxing Enforcement 2026

December 24, 2025, 10:05 AM GMT

THE WALL STREET JOURNAL.

BUSINESS

Data Centers Are a 'Gold Rush' for Construction Workers

Surging demand means six-figure pay and more perks

The Return of the Apprentice

Why more young people are considering careers in the trades.

moneywise

The un-college revolution: Students are seeking bigger paychecks in trade school, and a new $7,395 workforce training grant could accelerate the shift

Untapped opportunity to attract more U.S. trade consumers

Global Workwear Population (2025)


800M+
35M+
Global Workwear Population
U.S. Workwear Population
HELLY HANSEN TODAY
FY25 Helly Hansen Workwear consumers

Focused marketing investment to fuel demand acceleration

FROM	TO
Performance-led marketing	Brand-led marketing
Fragmented marketing across products	Category-led storytelling
Centralized marketing team	Dedicated Sport and Workwear marketing teams

2X dollar growth in marketing spend through 2030

HH HELLY HANSEN


Key takeaways
Passionate, active consumers
Trusted brand with deep credibility
Recruit new consumers and increase share of wallet
Build brand awareness and double marketing
HH
HELLY HANSEN

Break – we will return in 10 minutes




BØRRE
HEGBOM
GLOBAL HEAD OF HELLY HANSEN

We have scaled the Sport business >2x since 2016

Helly Hansen Global Sport Revenue
USD, 2016-2025



>2X
2016
2020
2025

Sport is 75%
of FY25 total revenue

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Established a diversified, global footprint in Sport


U.S.
30%
share of FY25 revenue
Rest of World
70%
share of FY25 revenue

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures


SUPERCHARGE
THE U.S.
HELLY HANSEN

Opportunity to grow U.S. revenues in line with leading peers

Helly Hansen FY25 U.S. Sport revenue vs. leading Outdoor brands

USD, FY25



$0.4-1B REV.
$1-2B REV.
~$150M
A
B
C
D
Helly Hansen Sport
LEADING OUTDOOR BRANDS

Note: Based upon total FY25 pro-forma revenue, excluding Musto; U.S. revenues for other leading Outdoor brands from public filings; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Helly Hansen has a healthy, balanced channel mix in the U.S.

FY25 U.S. Sport Channel Mix (%)



55%
Wholesale
45%
Direct to Consumer

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Wholesale strategy protects the core while expanding reach


PROTECT
SPECIALTY SKI / SAIL STORES
GROW
PREMIUM KEY ACCOUNTS
HELLY HANSEN
HH
HELLY HANSEN

Growth driven by deepening penetration in key accounts

Helly Hansen penetration across U.S. premium key accounts



~1,450
~6%
penetration
FY25
~1,700
25 – 35%
penetration
FY30
Helly Hansen Footprint
Total Potential Key Account Doors

Elevate HellyHansen.com as a premium, full-price destination

- Elevate premium positioning to drive full-price growth
- Build a seamless omnichannel experience
- Deepen capabilities to drive retention, loyalty, and customer lifetime value


Reaching new heights

>2X eCommerce revenue by 2030

eCommerce is already driving stronger quality of sales

Established Icon status for core franchises

- Crew
- Alpha / Alphelia
- LIFA® Merino
- Legendary

+12%

increase in AURs
(2024 to 2026 YTD)

HELLY HANSEN

Note: U.S. eCommerce revenue from January 2024 to August 2024 vs. January 2026 to August 2026

Deliver premium retail experiences in strategic locations



TRUSTED BY PROFESSIONALS
1970s
HH HELLY HANSEN
124
BOSTON, MA
NEWPORT, RI
PARK CITY, UT
HH HELLY HANSEN

Growth engines to supercharge U.S. demand


HELLY HANSEN

STRATEGIC WHOLESALE EXPANSION

45–50% Contribution to 2030 revenue growth

DTC

eCommerce + Retail

50–55% Contribution to 2030 revenue growth

HELLY HANSEN


SCALING
GLOBAL GROWTH
HELLY HANSEN

Massive headroom remains in the largest Outdoor markets



U.S.
~$20B
premium outdoor
~1.2%
Helly Hansen share

EUROPE
~$14B
premium outdoor
~2.6%
Helly Hansen share

CHINA (JV)
~$9B
premium outdoor
~1.1%
Helly Hansen share

HELLY HANSEN

Note: Market shares based on FY25 pro-forma retail equivalent revenue, excluding Musto
Source: Global Outdoor and Performance Markets, Euromonitor (as of June 2026)

Why the Alps?

- **Europe's largest Outdoor market with four-season opportunity**
- **Largest Ski market in Europe**
- **Helly Hansen's highest eCommerce penetration in Europe**
- **Opened flagship store in Munich in 2026**


HELLY HANSEN





Unlocking China's Outdoor opportunity

Helly Hansen entered China through a 50/50 JV with a strong local partner, Youngor

- 10-year agreement established in 2020
- Experienced local management team

Launched as a Sailing brand and expanded into Outdoor

Product manufactured in China with regional design hubs in Korea, Osaka, and Shanghai




HELLY HANSEN
ALIVE
SINCE / 1877

Driving strong results in China

Helly Hansen maintains a highly premium positioning, with pricing 30 – 40% above Europe

China is a mono-brand, retail-led market

- Store footprint growing from ~90 in 2025 to >130 in 2026
- Broad distribution across leading digital platforms

China is already a meaningful growth engine

- ~$100M of revenue in FY25
- >80% revenue growth delivered in 1H26

Key takeaways

Strong U.S. position today

Runway to scale Ski, Sail, and Technical Outdoor

Growth driven by expanding strategic wholesale and DTC

All markets expected to continue to grow


PATRIK
FALKENBY
GLOBAL HEAD OF HELLY HANSEN WORKWEAR

Workwear is core to Helly Hansen's DNA


SVOLVÆR

Founded in **1877** to engineer waterproof gear for Norwegian sailors and fishermen

Expanded **from the sea to the job site** across many professional trades

The global Workwear market is large, growing, and important for Helly Hansen's future growth


~$85B
~$39B

Global Workwear Market

North American & European Workwear Market

$39 billion North American and European Workwear market

The market is fast-growing at ~6% CAGR through 2030

Growing demand for functional, certified and higher-performance Workwear apparel & footwear

HH workwear

Source: Workwear Market Research, July 2026

Workwear market benefits from durable, recurring demand



- **Consistent, recurring business**
- **High average order volumes**
- **Longer product cycles (5–10 years), less fashion volatility**
- **Year-round demand with limited seasonality**


Workwear has structurally-advantaged category dynamics
High brand loyalty
Increasing safety standards support premiumization
High wear and tear rate driven by high product usage
Frequent repurchasing cycles every 6 – 12 months


Three main customer types in Workwear market
Employers
B2B & tenders
1 purchaser
for 1,000+ users
Individual Buyers
B2C
87% repeat
purchase intent
Dealers
B2B
Relationship-enabled
volume driver
Source: Helly Hansen consumer research, 2025

Increasing maturity and premiumization globally


Relative Workwear market maturity
and relative premiumization
High
Low

Helly Hansen has built a scaled Workwear business

Helly Hansen Workwear Revenue
USD, FY16 - FY25


~2x
2016
2020
2025

Note: Based upon total FY25 pro-forma revenue, excluding Musto; See Appendix - Supplemental Financial Information for reconciliation of adjusted financial measures

Foundation for success


BRZ

Great brand


reddot award
ICU BRZ JACKET

Great products


CULTURE

Great people

We focus on 3 core categories where performance matters most


TRADES


HI VIS


FOOTWEAR

HH workwear

Core categories drive ~70% of revenues in key regions

FY25 Workwear Revenues


Opportunity
Other[1]
Footwear
Hi Vis
Trades
70%
Nordics
Rest of World
U.S.

1. Includes Fundamentals, Rainwear, Base Layers, FR Multi-Norm, Winter Tech, and Accessories
Note: Based upon total FY25 pro-forma revenue, excluding Musto

Supporting categories broaden how we serve our consumers


BASE LAYER


MIDLAYER


RAINWEAR


ACCESSORIES

HH workwear

Core categories anchored by product concepts



Magni

Trades


KAMOV

ICU

Hi Vis



Magni TRX

Footwear


TRADES

Core concepts are designed to serve a broad range of needs


TECHNICAL PERFORMANCE
Manchester
Luna (W)
Oxford
Chelsea evolution
Kensington
Magni
PRICE
Value for money
Volume drivers
Brand builders
Good
Better
Best
Nordics
Europe
North America

Magni changed the Workwear market


Primaloft/Down blend insulation for maximum warmth and comfort
Reflective logos and details for extra safety
Fully adjustable hood
No shoulder seams
YKK center front zipper
YKK
Loop at stormflap flap for easy use with gloves
Loop for ID-card
Seam sealed
Hand pockets with velcro closure
Articulated sleeves
Asymmetric cuffs with velcro adjustment
Extended back for improved comfort
Collar with adjustment at center back
Cordura® fabric reinforcement on shoulders and elbows
Storm flap
Zip ventilation under arms
H2FLOW technology
Box wall construction in body eliminates cold bridges
Waist adjustment system on inside
Hand warmer pockets
71361
MAGNI WINTER JACKET
Our statement winter jacket for those cold days when you need maximum protection. Magni winter jacket is made in extra durable polyamide outer fabric featuring our best protection againt the elements, Helly Tech® Professional. Cordura® fabric reinforcements on shoulders and elbows makes this jacket perfect for rough work. Insulated with a special down/Primaloft® blend with our patented H2 Flow technology makes this jacket both superwarm and versatile. Reflective logoes and customized trims.

MAGNI

Magni series is for the new, modern tradesman not willing to compromise between style and function.

We use our knowledge from creating outdoor and expedition apparel in sportswear and combining this with almost 150 years of workwear experience to push our boundaries.

HH workwear

Pants represent ~40% of revenue in core categories


CONSTRUCTION
CONNECT
WORK
HH workwear

We develop premium products with professionals





WHERE DOES IT FIT IN AND HOW DOES IT WORK?

HH CONNECT™ is an interchangeable pocket system that offers end users more flexibility on their product of choice.

The solution allows the user to optimize their work, using different pockets for different needs.

DURABLE. INTERCHANGEABLE. VERSATILE.




ZIP
SNAP
CONNECTED

HH workwear

We are already investing behind the next wave of innovation

2026
Njord
Extreme weather protection for coastal workers

2027
Provis H20
Cooling garments, reducing heat stress

2028
4-way stretch, industrial wash fabric

How we win in the U.S. market

People	Build a dedicated U.S. organization across sales, eCommerce, & marketing
Product	Scale existing assortment and invest in tailored product concepts
Distribution	Accelerate eCommerce and grow strategic key accounts to reach more individual users in B2C-led market
Marketing	Significantly increase brand and performance-led marketing
STRATEGY	**INVEST & SCALE**

We have the product to scale in the U.S. market today







OXFORD HYBRID INSULATED JACKET

OXFORD 2.0 WORK JACKET

OXFORD 2.0 HH CONNECT™ PANT NA

HH workwear

Key takeaways

Large, fast-growing Workwear market

Highly consistent business with deep consumer loyalty

Built a scaled Workwear business with limited investment to-date

Focused product strategy anchored by differentiated technologies

Scale European credibility through a tailored U.S. strategy



HH workwear


HELLY HANSEN
MIKE
KARAPETIAN
GLOBAL BRAND & OPERATIONS, FINANCE

COMPELLING ASSET

STRATEGIC REINVESTMENT

FOCUSED GROWTH PLAN

STRONGER KONTOOR PORTFOLIO

HELLY HANSEN


COMPELLING ASSET
STRATEGIC REINVESTMENT
FOCUSED GROWTH PLAN
STRONGER KONTOOR PORTFOLIO
HELLY HANSEN

Attractive business profiles

SPORT

Revenue	**75%** of revenue		
Product mix	**88%** Apparel	**7%** Footwear	**5%** Accessories & other
Geographic mix	**30%** U.S.	**55%** Europe	**15%** Rest of World
Channel mix	**70%** Wholesale	**30%** DTC	

Note: Based upon total FY25 pro-forma revenue, excluding Musto


HH

Attractive business profiles

WORKWEAR

Revenue	**25%** of revenue		
Product mix	**75%** Apparel	**20%** Footwear	**5%** Accessories & other
Geographic mix	**10%** U.S.	**80%** Europe	**10%** Rest of World
Channel mix	**95%** Wholesale	**5%** DTC	

HH workwear

Note: Based upon total FY25 pro-forma revenue, excluding Musto



Significant runway in the largest markets



U.S.

SPORT

~$20B premium outdoor

~1.2% Helly Hansen share

WORKWEAR

~$15B market

~0.2% Helly Hansen share

EUROPE

SPORT

~$14B premium outdoor

~2.6% Helly Hansen share

WORKWEAR

~$22B market

~1.2% Helly Hansen share

CHINA (JV)

SPORT

~$9B premium outdoor

~1.1% Helly Hansen share

Note: Market shares based on FY25 pro-forma retail equivalent revenue, excluding Musto
Source: Global Outdoor and Performance Markets, Euromonitor (as of June 2026)

Helly Hansen reinforces our acquisition commitments

ACQUISITION CRITERIA	
Strong cultural fit and alignment of values	✓
Immediately accretive to our financial profile	✓
Retain balance sheet flexibility; strong cash generation & returns on capital	✓
Complementary portfolio, leveraging Kontoor strengths & operating model	✓
Significant synergy potential	✓
Authentic brand in structurally attractive addressable markets	✓

COMPELLING ASSET

STRATEGIC REINVESTMENT

FOCUSED GROWTH PLAN

STRONGER KONTOOR PORTFOLIO

Driving significant investment capacity to fund the growth

1

Multi-brand Platform & Synergies

2

Accretive Product & Channel Mix

3

Fixed Cost Leverage

4

Advantaged Tax Platform

Focused on four strategic pools of reinvestment

Set the foundation

Key talent

Dedicated Sport & Workwear organizations

Expanded U.S. organization

Product development & innovation

Scale Technical Outdoor assortment

Continue to advance Icons & franchises

Invest behind next wave of innovation

Accelerate the growth

Brand marketing

Rebalance brand and performance marketing

Increase Sport and Workwear marketing spend

Commercial expansion

Focused door expansion across wholesale and retail

Elevate DTC as a premium, full-price destination and deepen consumer engagement

Investments driving strong results, ahead of plan

	TRAILING 12-MONTH PERFORMANCE[1]	RELATIVE TO ACQUISITION PLAN
REVENUE	$705M	^
ADJ. GROSS MARGIN	51.1%	^
ADJ. OPERATING MARGIN	9.7%	^
ADJ. EPS ACCRETION[2]	$0.63	^
CASH GENERATION	$100M+	^
INVENTORY MANAGEMENT	~100 days reduction	^

Note: See Appendix – Supplemental Financial Information for reconciliation of adjusted financial measures; 1. Helly Hansen performance, excluding Musto for the trailing twelve-month period Q3 2025 through Q2 2026


COMPELLING ASSET
STRATEGIC REINVESTMENT
FOCUSED GROWTH PLAN
STRONGER KONTOOR PORTFOLIO
HELLY HANSEN

Helly Hansen's 2030 growth strategy


Supercharge the U.S.
$500M opportunity
Win in
PREMIUM
OUTDOOR
Power
WORKWEAR
HH
HELLY HANSEN

We have the credibility to win in the Premium Outdoor market

Global Premium Outdoor market by activity

ACTIVITY	CATEGORY LEADERSHIP	FY25 MARKET SIZE	FY25 MARKET SHARE %	REVENUE POTENTIAL +100 BPS
WINTERSPORTS	✓	~$14B	~1.0%	+$140M
SAILING	✓	~$5B	~4.0%	+$50M
TECHNICAL OUTDOOR		~$44B	~0.4%	+$440M

Note: Market shares based on FY25 pro-forma retail equivalent revenue, excluding Musto
Source: Global Outdoor and Performance Market, Euromonitor (as of June 2026); Business Research Insights; DataIntelo


Win in Outdoor
Expand distribution reach across wholesale and DTC
Accelerate marketing to increase awareness
Scale Technical Outdoor assortment and advance innovation platforms
Strengthen capabilities and commercial talent
HELLY HANSEN

Deeper penetration and stronger performance in regions with dedicated organizations

North American & European Workwear market by region

REGION	DEDICATED ORGANIZATION	FY25 MARKET SIZE	FY25 MARKET SHARE %	REVENUE POTENTIAL +100 BPS
NORDICS	✓	~$2B	~6.0%	+$20M
U.S.		~$15B	~0.2%	+$150M
REST OF EUROPE & CANADA		~$22B	~0.8%	+$220M

Note: Market shares and revenue potential based on FY25 pro-forma retail equivalent revenue, excluding Musto
Source: Workwear Market Research, July 2026

Power Workwear



Accelerate eComm and wholesale reach

Increase community engagement
& awareness to capture market share

Invest in a U.S.-focused
product assortment

Build a dedicated U.S.
Workwear organization

Helly Hansen revenue growth algorithm

FY30 revenue assumptions	U.S.	REST OF WORLD
SPORT	High teens CAGR	MSD% CAGR
WORKWEAR	$150M+	MSD% CAGR
HELLY HANSEN	>20% CAGR	MSD% CAGR

COMPELLING ASSET

STRATEGIC REINVESTMENT

FOCUSED GROWTH PLAN

STRONGER KONTOOR PORTFOLIO

HELLY HANSEN

Near-term margin expansion funds accelerated growth


Revenue
Operating Margin
2025
2030
Create investment capacity
Foundational investments
Growth acceleration

Note: Chart is illustrative, not drawn to scale.

Helly Hansen gross margin algorithm

Cumulative gross margin expansion to FY30


Mid–
High 50s
Accretive mix, Kontoor multi-brand
platform, and synergies
FX, pricing, input costs neutral
47.5%
FY25
FY30

Helly Hansen operating margin algorithm

Cumulative operating margin expansion to FY30



9.3%
Kontoor multi-brand platform
Accretive mix
Synergies
Scale leverage
Growth investments
Mid-teens
FY25[1]
FY30

1. FY25 operating margin for the period May 31, 2025 through January 3, 2026 is on an adjusted basis; See Appendix – Supplemental Financial Information for reconciliation of adjusted financial measures.

Helly Hansen accelerates Kontoor's growth & earnings profile

	FY30
REVENUE	$1.1B+
GROSS MARGIN	Mid-to-High 50%
OPERATING MARGIN	Mid-teens %
CUMULATIVE CASH GENERATION	$500M+
ADDITIONAL UPSIDE DRIVERS	New market expansion, China JV


TAKK.
THANK YOU.
HH
HELLY HANSEN


Q&A


Appendix
Supplemental Financial Information
HELLY HANSEN

Non-GAAP Financial Measures

This presentation refers to non-GAAP financial measures, including Helly Hansen combined net revenues for fiscal 2025, which is used in this presentation as the base period for the Helly Hansen revenue compound annual growth rate. Reconciliation of these non-GAAP measures to the most comparable GAAP measures are presented in the supplemental financial information included with this presentation that identifies and quantifies all reconciling adjustments and provides management's view of why this non-GAAP information is useful to investors. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be viewed in addition to, and not as an alternate for, reported results under GAAP. The non-GAAP measures used by the Company in this presentation may be different from similarly titled measures used by other companies.

For forward-looking non-GAAP measures included in this presentation, the Company does not provide a reconciliation to the most comparable GAAP financial measures because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing and/or amount of various items that have not yet occurred and have been excluded from adjusted measures. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company's accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort.

Reconciliation of Adjusted Financial Measures - Year-to-Date (Non-GAAP), (Unaudited)

	Twelve Months Ended December			
(Dollars in thousands)	2025		2019	
Net revenues - as reported under GAAP	**$**	**3,152,456**	**$**	**2,548,839**
Business model changes [(a)]		—		(25,805)
Adjusted net revenues	**$**	**3,152,456**	**$**	**2,523,034**
Cost of goods sold - as reported under GAAP	**$**	**1,729,067**	**$**	**1,544,465**
Restructuring, separation and transformation costs [(b)]		(46,341)		(24,191)
Business model changes [(a)]		—		(24,194)
Other adjustments [(c)]		—		(1,804)
Adjusted cost of goods sold	**$**	**1,682,726**	**$**	**1,494,276**
Gross margin - as reported under GAAP	**$**	**1,423,389**	**$**	**1,004,374**
Restructuring, separation and transformation costs [(b)]		46,341		24,191
Business model changes [(a)]		—		(1,611)
Other adjustments [(c)]		—		1,804
Adjusted gross margin	**$**	**1,469,730**	**$**	**1,028,758**
As a percentage of total net revenues		46.6%		40.8%

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis, reflecting the Company's historical consolidated results, including the operations of the Lee business. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

[(a)] See Note 1 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[(b)] See Note 2 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[(c)] See Note 3 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[(d)] See Note 4 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.

Reconciliation of Adjusted Financial Measures - Year-to-Date (Non-GAAP), (Unaudited)

(Dollars in thousands), unaudited	Twelve Months Ended December 2025		2019	
Selling, general and administrative expenses - as reported under GAAP	**$**	**1,086,581**	**$**	**803,448**
Restructuring, separation and transformation costs [b]		(34,258)		(58,912)
Business model changes [a]		—		(6,134)
Other adjustments [c]		—		(19,541)
Acquisition and integration-related costs [d]		(50,834)		—
Adjusted selling, general and administrative expenses	**$**	**1,001,489**	**$**	**718,861**
Operating income - as reported under GAAP	**$**	**336,808**	**$**	**200,926**
Restructuring, separation and transformation costs [b]		80,599		83,103
Business model changes [a]		—		4,523
Other adjustments [c]		—		21,345
Acquisition and integration-related costs [d]		50,834		—
Adjusted operating income	**$**	**468,241**	**$**	**309,897**
As a percentage of total net revenues		14.9%		12.3%

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis, reflecting the Company's historical consolidated results, including the operations of the Lee business. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

[a] See Note 1 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[b] See Note 2 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[c] See Note 3 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[d] See Note 4 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.

Reconciliation of Adjusted Financial Measures - Helly Hansen Trailing Twelve Months (Non-GAAP), (Unaudited)

(Dollars in thousands, except per share amounts)	Helly Hansen Trailing Twelve Months Ended June 2026	
Net revenues - as reported under GAAP	$	705,333
Cost of goods sold - as reported under GAAP	$	343,727
U.S. Customs 2025 tariffs [e]		(1,360)
Adjusted cost of goods sold	$	345,087
Gross margin - as reported under GAAP	$	361,606
U.S. Customs 2025 tariffs [e]		1,360
Adjusted gross margin	$	360,246
As a percentage of total net revenues		51.1 %
Selling, general and administrative expenses - as reported under GAAP	$	298,998
Acquisition and integration-related costs [d]		(7,252)
Adjusted selling, general and administrative expenses	$	291,746
Operating income - as reported under GAAP	$	62,608
U.S. Customs 2025 tariffs [e]		(1,360)
Acquisition and integration-related costs [d]		7,252
Adjusted operating income	$	68,500
As a percentage of total net revenues		9.7 %
Diluted earnings per share - as reported under GAAP	$	0.55
U.S. Customs 2025 tariffs [e]		(0.02)
Acquisition and integration-related costs [d]		0.10
Adjusted diluted earnings per share	$	0.63

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis. The net revenues, cost of goods sold, and selling, general and administrative expenses as reported under GAAP represent the sum of the Helly Hansen business segment information, as previously reported in the Company's Form 10-Q filings, for the three-month periods ended September 2025, December 2025, March 2026 and June 2026. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

HH HELLY HANSEN

[d] See Note 4 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[e] See Note 5 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.

Reconciliation of Adjusted Financial Measures - Helly Hansen Seven Months Ended January 3, 2026 (Non-GAAP), (Unaudited)

(Dollars in thousands)		Helly Hansen Seven Months Ended January 3, 2026
Net revenues - as reported under GAAP	**$**	**459,716**
Cost of goods sold - as reported under GAAP	**$**	**241,512**
Gross margin - as reported under GAAP	**$**	**218,204**
As a percentage of total net revenues		47.5 %
Selling, general and administrative expenses - as reported under GAAP	**$**	**182,588**
Acquisition and integration-related costs [d]		(7,105)
Adjusted selling, general and administrative expenses	**$**	**175,483**
Operating income - as reported under GAAP	**$**	**35,616**
Acquisition and integration-related costs [d]		7,105
Adjusted operating income	**$**	**42,721**
As a percentage of total net revenues		9.3 %

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis. The net revenues, cost of goods sold, and selling, general and administrative expenses as reported under GAAP represent the Helly Hansen business segment information, as previously reported in the Company's 2025 Annual Report on Form 10-K, for the seven month period from the Helly Hansen acquisition closing date of May 31, 2025 through January 3, 2026. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

HH HELLY HANSEN

[d] See Note 4 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.

Selected Helly Hansen Fiscal 2025 (FY25) Pro-Forma Results (Unaudited)

(Dollars in thousands)		FY25
Helly Hansen net revenues for the seven months ended January 3, 2026 - as reported under GAAP	**$**	**459,716**
Helly Hansen net revenues for the five months ended May 31, 2025		215,375
Helly Hansen FY 25 pro-forma net revenues for the twelve months ended January 3, 2026	**$**	**675,091**

Non-GAAP Financial Information: The financial information above presents the FY25 pro-forma net revenues for the Helly Hansen business segment. The net revenues as reported under GAAP represent the Helly Hansen business segment information, as previously reported in the Company's 2025 Annual Report on Form 10-K, for the seven-month period from the Helly Hansen acquisition closing date of May 31, 2025 through January 3, 2026. The net revenues for the five-month period ended May 31, 2025, representing the FY25 period prior to ownership by the Company, are derived from the pro-forma financial information as previously included in the Company's Current Report on Form 8-K/A, filed on August 14, 2025, with the U.S. Securities and Exchange Commission. Amounts herein may not recalculate due to the use of unrounded numbers.

HH HELLY HANSEN

Adjusted Return on Invested Capital (Non-GAAP), (Unaudited)

(Dollars in thousands)	Twelve Months Ended December 2025		Twelve Months Ended December 2019	
Numerator				
Net income	**$**	**227,452**	**$**	**96,654**
Plus: Income taxes		71,220		38,540
Plus: Interest income (expense), net		54,863		31,856
Less: Interest income from former parent, net		—		(3,762)
EBIT	**$**	**353,535**	**$**	**163,288**
Plus: Restructuring, separation and transformation costs [b]		80,599		83,103
Plus: Acquisition and integration-related costs [d]		26,718		—
Plus: Business model changes [a]		—		4,380
Plus: Non-cash impairment of intangible asset [f]		—		32,636
Plus: Operating lease interest [g]		2,564		—
Plus: Other adjustments [c]		—		26,621
Adjusted EBIT	**$**	**463,416**	**$**	**310,028**
Adjusted effective income tax rate		18 %		29 %
Adjusted net operating profit after taxes	**$**	**379,660**	**$**	**221,648**

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis, reflecting the Company's historical consolidated results, including the operations of the Lee business. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

[a] See Note 1 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[b] See Note 2 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[c] See Note 3 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[d] See Note 4 of "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document.
[f] Represents a $32.6 million impairment charge related to the *Rock & Republic®* trademark recorded during the twelve months ended December 2019.
[g] Operating lease interest is based upon the discount rate for each lease and recorded as a component of rent expense within "Selling, general and administrative expenses" in the Company's statements of operations. The adjustment for operating lease interest represents the add-back to earnings before interest and taxes ("EBIT") based upon the assumption that properties under our operating leases were owned or accounted for as finance leases. Operating lease interest is added back to EBIT in the adjusted ROIC calculation to account for differences in capital structure between us and other companies.

Adjusted Return on Invested Capital (Non-GAAP), (Unaudited)

(Dollars in thousands)	Twelve Months Ended			
	December 2025	December 2024	December 2019	December 2018
Denominator				
Equity	$ 564,867	$ 400,055	$ 69,257	$ 1,723,452
Plus: current portion of long-term debt and other borrowings	8,750	—	1,070	3,215
Plus: noncurrent portion of long-term debt	1,134,579	740,315	913,269	—
Plus: operating lease liabilities [h]	150,540	50,845	90,135	—
Less: cash & cash equivalents	(108,442)	(334,066)	(106,808)	(96,776)
Invested Capital	$ 1,750,294	$ 857,149	$ 966,923	$ 1,629,891
Average Invested Capital [i]	$ 1,303,722		$ 1,298,407	
Adjusted return on invested capital	29.1 %		17.1 %	

Non-GAAP Financial Information: The financial information above has been presented on a GAAP basis and on an adjusted basis, reflecting the Company's historical consolidated results, including the operations of the Lee business. The adjusted basis presentations are non-GAAP measures. See "Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures" at the end of this document. Amounts herein may not recalculate due to the use of unrounded numbers.

[h] Total of "Operating lease liabilities, current" and "Operating lease liabilities, noncurrent" in the Company's balance sheets.
[i] The average is based on the "Invested capital" at the end of the current period and at the end of the comparable prior period.

Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures

Management uses non-GAAP financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. In addition, adjusted EBITDA is a key financial measure for the Company's shareholders and financial leaders, as the Company's debt financing agreements require the measurement of adjusted EBITDA, along with other measures, in connection with the Company's compliance with debt covenants. While management believes that these non-GAAP measures are useful in evaluating the business, this information should be considered supplemental in nature and should be viewed in addition to, and not as an alternate for, reported results under GAAP. In addition, these non-GAAP measures may be different from similarly titled measures used by other companies.

Cumulative Free Cash Flow represents the sum of the Company's "Cash provided by operating activities", as reported under GAAP in the Company's statements of cash flows, for each of the twelve-month periods ended December 2019 through December 2025, and excludes the amounts: (i) due from our former parent of $548.3 million in the twelve months ended December 2019; (ii) expenditures for property, plant and equipment for each of the twelve-month periods ended December 2019 through December 2025; and (iii) expenditures for capitalized computer software for each of the twelve-month periods ended December 2019 through December 2025.

	Twelve Months Ended December							
(Dollars in thousands)	2019	2020	2021	2022	2023	2024	2025	Cumulative Total
Cash provided by operating activities - as reported under GAAP	**$ 777,788**	**$ 241,970**	**$ 283,862**	**$ 83,585**	**$ 356,549**	**$ 368,230**	**$ 455,809**	**$ 2,567,793**
Amount due from former parent	548,301	—	—	—	—	—	—	548,301
Property, plant & equipment expenditures	(22,679)	(18,182)	(10,551)	(18,375)	(27,366)	(18,788)	(21,047)	(136,988)
Capitalized computer software	(14,807)	(44,207)	(26,322)	(10,022)	(10,018)	(3,334)	(4,111)	(112,821)
Free Cash Flow	**$ 192,001**	**$ 179,581**	**$ 246,989**	**$ 55,188**	**$ 319,165**	**$ 346,108**	**$ 430,651**	**$ 1,769,683**

HH HELLY HANSEN

Notes to Supplemental Financial Information - Reconciliation of Adjusted Financial Measures

Cumulative Shareholder Returns represents the sum of "Dividends paid" and "Repurchases of common stock", as reported under GAAP in the Company's statements of cash flows, for each of the twelve-month periods ended December 2019 through December 2025 and for the six-month period ended June 2026.

	Twelve Months Ended December								
(Dollars in thousands)	**2019**	**2020**	**2021**	**2022**	**2023**	**2024**	**2025**	**Six months ended June 2026**	**Cumulative Total**
Dividends paid - as reported under GAAP	$63,555	$54,768	$95,081	$103,661	$108,574	$112,060	$116,085	$58,462	$712,246
Repurchases of common stock - as reported under GAAP	—	—	75,462	62,494	30,111	85,677	25,000	75,442	354,186
Total Shareholder Returns	**$63,555**	**$54,768**	**$170,543**	**$166,155**	**$138,685**	**$197,737**	**$141,085**	**$133,904**	**$1,066,432**

(1) During the twelve months ended December 2019, business model changes primarily related to the transition of our former Central and South America region to a licensed model and the discontinuation of manufacturing for our former parent.

(2) During the twelve months ended December 2025, the Company incurred $80.6 million of restructuring and transformation charges related to the closure of one of our manufacturing facilities and business optimization activities, of which $46.3 million were recorded in "cost of goods sold", and $34.3 million were recorded in "selling, general and administrative expenses". During the twelve months ended December 2025, total restructuring and transformation costs resulted in a corresponding tax impact of $16.0 million.

During the twelve months ended December 2019, the Company incurred $83.1 million of restructuring and separation costs relate to strategic actions taken to achieve cost savings, and separation costs related to the spin-off from our former parent and the establishment of Kontoor as a separate public company, including the implementation of a new global ERP system and information technology infrastructure. During the twelve months ended December 2019, total restructuring and separation costs resulted in a corresponding tax impact of $13.8 million.

(3) During the twelve months ended December 2019, other adjustments includes the impact of actions taken to exit certain points of distribution in India.

(4) During the twelve months ended December 2025, acquisition and integration-related costs included $50.8 million of professional and other fees related to the Helly Hansen acquisition. Total acquisition and integration-related costs resulted in a corresponding tax impact of $5.3 million for the twelve months ended December 2025.

During the trailing twelve months ended June 2026, for the Helly Hansen business segment, acquisition and integration-related costs included $7.3 million of professional and other fees related to the acquisition and integration.

During the seven months ended January 3, 2026, for the Helly Hansen business segment, acquisition and integration-related costs included $7.1 million of professional and other fees related to the acquisition and integration.

(5) During the trailing twelve months ended June 2026, for the Helly Hansen business segment, a refund of $1.4 million associated with IEEPA tariffs previously expensed in 2025 has been adjusted from the results.

HH HELLY HANSEN